                                                                    EXHIBIT 99.3
                             JOINT FILING AGREEMENT

                                August 28, 2012

        Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder, each party hereto hereby agrees to the joint filing, on behalf of each of them, of any filing required by such party under Section 13 or Section 16 of the Exchange
Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with the Securities and Exchange Commission
(and, if such security is registered on a national securities exchange, also with the exchange), and further agrees to the filing, furnishing, and/or incorporation by reference of this agreement as an exhibit thereto. This agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party.

        IN WITNESS WHEREOF, each party hereto, being duly authorized, has caused this agreement to be executed and effective as of the date first written above.

        Date: August 28, 2012            BECKER DRAPKIN MANAGEMENT, L.P.

                                         By:     BC Advisors, LLC
                                         Its:    General Partner

                                         By:     /s/ Ashley Sekimoto
                                                 -------------------------------
                                         Name:   Ashley Sekimoto
                                         Title:  Attorney-in-Fact

                                         BECKER DRAPKIN PARTNERS (QP), L.P.

                                         By:     Becker Drapkin Management, L.P.
                                         Its:    General Partner

                                         By:     BC Advisors, LLC
                                         Its:    General Partner

                                         By:     /s/ Ashley Sekimoto
                                                 -------------------------------
                                         Name:   Ashley Sekimoto
                                         Title:  Attorney-in-Fact

                                         BECKER DRAPKIN PARTNERS, L.P.

                                         By:     Becker Drapkin Management, L.P.
                                         Its:    General Partner

                                         By:     BC Advisors, LLC
                                         Its:    General Partner

                                         By:     /s/ Ashley Sekimoto
                                                 -------------------------------
                                         Name:   Ashley Sekimoto
                                         Title:  Attorney-in-Fact

                                         BD PARTNERS IV, L.P.

                                         By:     Becker Drapkin Management, L.P.
                                         Its:    General Partner

                                         By:     BC Advisors, LLC
                                         Its:    General Partner

                                         By:     /s/ Ashley Sekimoto
                                                 -------------------------------
                                         Name:   Ashley Sekimoto
                                         Title:  Attorney-in-Fact

                                         BC ADVISORS, LLC

                                         By:     /s/ Ashley Sekimoto
                                                 -------------------------------
                                         Name:   Ashley Sekimoto
                                         Title:  Attorney-in-Fact

                                         STEVEN R. BECKER

                                         /s/ Ashley Sekimoto
                                         ---------------------------------------
                                         Name:   Ashley Sekimoto
                                         Title:  Attorney-in-Fact

                                         MATTHEW A. DRAPKIN

                                         /s/ Ashley Sekimoto
                                         ---------------------------------------
                                         Name:   Ashley Sekimoto
                                         Title:  Attorney-in-Fact